EXHIBIT 9









                                Power of Attorney


                  AXA, a societe anonyme organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

                  The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.



                                       9-1

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 26 day of June, 1996.

                                       AXA



                                       By:  /s/ Claude Bebear
                                           _______________________
                                           Name:  Claude Bebear
                                           Title: Chairman and Chief
                                                  Executive Officer



                                       9-2

                                                                      EXHIBIT 9









                                Power of Attorney


                  Finaxa, a societe anonyme organized under the laws of the Repulic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

                  The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.



                                       9-3

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 26 day of June, 1996.

                                            FINAXA



                                            By:   /s/ Claude Bebear
                                                 _________________________
                                                 Name:  Claude Bebear
                                                 Title: Chairman and Chief
                                                        Executive Officer



                                       9-4

                                                                      EXHIBIT 9







                                Power of Attorney


                  AXA Assurances I.A.R.D. Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

                  The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.



                                       9-5

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 26 day of June, 1996.

                                            AXA ASSURANCES I.A.R.D. MUTUELLE



                                            By:   /s/ Claude Tendil
                                                 _______________________
                                                 Name:  Claude Tendil
                                                 Title: Chief Executive Officer



                                       9-6

                                                                      EXHIBIT 9







                                Power of Attorney


                  AXA Assurances Vie Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

                  The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.



                                       9-7

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 26 day of June, 1996.

                                            AXA ASSURANCES VIE MUTUELLE



                                            By:   /s/ Claude Tendil
                                                _______________________
                                                Name:  Claude Tendil
                                                Title: Chief Executive Officer



                                       9-8

                                                                      EXHIBIT 9







                                Power of Attorney


                  Uni Europe Assurance Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

                  The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.



                                       9-9

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 26 day of June, 1996.

                                            UNI EUROPOE ASSURANCE MUTUELLE



                                            By:   /s/ Claude Tendil
                                                 _______________________
                                                 Name:  Claude Tendil
                                                 Title: Chief Executive Officer



                                      9-10

                                                                      EXHIBIT 9







                                Power of Attorney


                  Alpha Assurances I.A.R.D. Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

                  The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.



                                      9-11

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 26 day of June, 1996.

                                            ALPHA ASSURANCES I.A.R.D. MUTUELLE



                                            By:    /s/ Claude Tendil
                                                 _____________________________
                                                 Name:  Claude Tendil
                                                 Title: Chief Executive Officer



                                      9-12

                                                                      EXHIBIT 9







                                Power of Attorney


                  Alpha Assurances Vie Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

                  The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.



                                      9-13

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 26 day of June, 1996.

                                            ALPHA ASSURANCES VIE MUTUELLE



                                            By:     /s/ Claude Tendil
                                                 _____________________________
                                                 Name:  Claude Tendil
                                                 Title: Chief Executive Officer



                                      9-14

                                                                      EXHIBIT 9







                                Power of Attorney


                  Claude Bebear, as a Voting Trustee (the "Trustee"), pursuant to a Voting Trust Agreement dated as of May 12, 1992, by and among AXA, a societe anonyme organized under the laws of Republic of France, and the Voting Trustees identified therein, hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Trustee and in the name, place and stead of the Trustee, in any and all capacities, to execute for and on behalf of the Trustee, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Trustee, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Trustee (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Trustee any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Trustee hereby grants to such attorneys-in-fact and agents of the Trustee full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Trustee might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Trustee or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  The    undersigned    acknowledges    that    the    foregoing
attorneys-in-fact and agents of the Trustee, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

                  The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Trustee.



                                      9-15

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 26 day of June, 1996.



                                            By:    /s/ Claude Bebear
                                                ______________________________
                                                Name:  Claude Bebear
                                                Title:  Voting Trustee



                                      9-16

                                                                      EXHIBIT 9







                                Power of Attorney


                  Patrice Garnier, as a Voting Trustee (the "Trustee"), pursuant to a Voting Trust Agreement dated as of May 12, 1992, by and among AXA, a societe anonyme organized under the laws of Republic of France, and the Voting Trustees identified therein, hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Trustee and in the name, place and stead of the Trustee, in any and all capacities, to execute for and on behalf of the Trustee, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Trustee, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Trustee (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Trustee any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Trustee hereby grants to such attorneys-in-fact and agents of the Trustee full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Trustee might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Trustee or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  The    undersigned    acknowledges    that    the    foregoing
attorneys-in-fact and agents of the Trustee, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

                  The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Trustee.



                                      9-17

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 26 day of June, 1996.



                                            By:     /s/ Patrice Garnier
                                                 _____________________________
                                                 Name:  Patrice Garnier
                                                 Title: Voting Trustee



                                      9-18

                                                                      EXHIBIT 9







                                Power of Attorney


                  Henri de Clermont-Tonnerre, as a Voting Trustee (the "Trustee"), pursuant to a Voting Trust Agreement dated as of May 12, 1992, by and among AXA, a societe anonyme organized under the laws of Republic of France, and the Voting Trustees identified therein, hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Trustee and in the name, place and stead of the Trustee, in any and all capacities, to execute for and on behalf of the Trustee, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Trustee, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Trustee (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Trustee any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Trustee hereby grants to such attorneys-in-fact and agents of the Trustee full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Trustee might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Trustee or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  The    undersigned    acknowledges    that    the    foregoing
attorneys-in-fact and agents of the Trustee, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

                  The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Trustee.



                                      9-19

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                  IN WITNESS  WHEREOF,  the undersigned has hereunto  subscribed this Power of Attorney this 26 day of June, 1996.



                                          By:  /s/ Henri de Clermont-Tonnere
                                               _____________________________
                                               Name:  Henri de Clermont-Tonnerre
                                               Title: Voting Trustee



                                      9-20

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